                                  EXHIBIT 10.36

                                  -------------

                           VENETIAN CASINO RESORT, LLC

                              LAS VEGAS SANDS, INC.
                       LIMITED WAIVER AND FIRST AMENDMENT

                       TO TERM LOAN AND SECURITY AGREEMENT

     This LIMITED WAIVER AND FIRST AMENDMENT TO TERM LOAN AND SECURITY AGREEMENT (this "Agreement") is dated as of November 12, 1999 and entered into by and among LAS VEGAS SANDS, INC., a Nevada corporation ("LVSI" ), and VENETIAN CASINO RESORT, LLC, a Nevada limited liability company ("VCR"), as joint and several obligors (each of LVSI and VCR, a "Borrower" and, collectively, the "Borrowers"), GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, "Administrative Agent") for the financial institutions party to the Equipment Loan Agreement referred to below ("Lenders"), and the Lenders listed on the signature pages hereto and is made with reference to that certain Term Loan and Security Agreement, dated as of December 22, 1997 (the "Equipment Loan Agreement"), by and among Borrowers, Lenders, Administrative Agent and BancBoston Leasing Inc., as co-agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Equipment Loan Agreement.

                                    RECITALS

     WHEREAS, the Administrative Agent believes that certain Events of Default and Defaults, as set forth on Schedule 1 hereto, may exist as of the date hereof;

     WHEREAS, Borrowers, Administrative Agent and Lenders desire to enter into this Agreement to (i) waive those certain Events of Default and Defaults set forth on Schedule 1 hereto (if and to the extent such defaults exist as of the date hereof) so that Mall Release Date and Completion Date may occur on or before November 14, 1999 and so that a release from the cash collateral account referenced in Section 1.2(i) of the Equipment Loan Agreement can be made on the Completion Date, and (ii) make certain other agreements and amendments as set forth below, all upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.        WAIVER

     Subject to the terms and conditions and in reliance on the representations, warranties and covenants of the Borrowers set forth herein, Administrative Agent and Requisite Lenders on behalf of the Lenders hereby waive each of the Events of Default and Defaults set forth on Schedule 1 attached hereto (to the extent, if any, they exist) to the extent and for the period expressly set forth in such Schedule.

Section 2.        LIMITATION ON WAIVER

     This Agreement shall constitute a limited waiver, which shall be limited in all respects precisely as set forth herein and in Schedule 1 and nothing contained herein shall be deemed to:

     (a) constitute a waiver of (i) compliance by the Borrowers with respect to any term, provision or condition of the Equipment Loan Agreement or any other instrument or agreement referred to therein, except as expressly set forth in Schedule 1, or (ii) any Default or Event of Default, except as expressly set forth on Schedule 1;

     (b) constitute a waiver of any of the Mall Release Conditions or any of the conditions for Completion or extend the time for satisfaction of such conditions; or

     (c) prejudice any right or remedy that the Administrative Agent or the Lenders have (except to the extent such right or remedy was based upon a default that will not exist after giving effect to this Agreement) under or in connection with the Equipment Loan Agreement or any other instrument or agreement referred to therein or delivered thereunder.

     Except as expressly set forth herein, the terms, provisions and conditions of the Equipment Loan Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3.        REPRESENTATIONS AND WARRANTIES OF BORROWERS

     In order to induce Lenders to enter into this Agreement and to provide the limited waivers and consents and amend the Equipment Loan Agreement in the manner provided herein, each of VCR and LVSI represents and warrants to each Lender that the following statements are true, correct and complete as of the date hereof and as of the date the conditions set forth in Section 4 are satisfied:

     (1) Each of VCR and LVSI has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and perform its obligations hereunder;

     (2) The execution and delivery of this Agreement by VCR and LVSI and the performance of their obligations hereunder have been duly authorized by all necessary action on the part of VCR and LVSI;

     (3) The execution and delivery by VCR and LVSI of this Agreement and the performance by VCR and LVSI of this Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Project or to VCR or LVSI or any of their Affiliates, the organizational documents of VCR or LVSI or any of their Affiliates or any order, judgment or decree of any court or other agency of government binding on VCR or LVSI or any of their Affiliates, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of VCR or LVSI or any of their Affiliates, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of VCR or LVSI or any of their Affiliates, or (iv) require any approval of stockholders or any approval or consent of any Person under any Material Contract of VCR or LVSI or any of their Affiliates;

     (4) The execution and delivery by VCR and LVSI of this Agreement and the performance by VCR and LVSI of this Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

     (5) This Agreement has been duly executed and delivered by VCR and LVSI and constitutes the legally valid and binding obligation of VCR and LVSI, enforceable against VCR and LVSI in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

     (6) The representations and warranties contained in Section 3 of the Equipment Loan Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and on the date the conditions in Section 4 hereof are satisfied to the same extent as though made on and as of that date, except to the extent (i) such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date and (ii) the existence of the matters described on Schedule 1 are inconsistent with any of such representations and warranties;

     (7) The Remaining Costs are accurately reflected on that certain chart previously delivered to the Administrative Agent and attached hereto as Exhibit A;

     (8) The schedule to achieve Completion previously delivered to the Administrative Agent and attached hereto as Exhibit B is accurate and true;

     (9) The litigation arising out of the lawsuit filed by Borrowers against the Construction Manager in United States District Court for the District of Nevada and the countersuit filed by the Construction Manager against the Borrowers and any other outstanding lawsuit, action, claim or Lien arising out of or relating to the construction of the Mall or the Project (the "Construction Litigation"), including any claim made or Lien filed by Construction Manager or any contractor or subcontractor or relating to the bonding company insuring over any Lien relating to or binding upon the Mall or the Project or to VCR, LVSI, Mall Construction Subsidiary or any of their Affiliates in connection therewith, and any judgment or settlement amount owed by the Borrowers to the Construction Manager or any contractor or subcontractor or to the bonding company insuring over any such Lien as a result of the Construction Litigation (all of the foregoing collectively the "Additional Contingent Claims") cannot reasonably be expected to have, when taken in the aggregate, a Material Adverse Effect;

     (10) the status summary of the Construction Litigation attached hereto as Exhibit C is true and correct in all material respects as of the date hereof;

     (11) the Borrowers have sufficient Available Funds such that Available Funds will equal or exceed Remaining Costs after giving effect to the Additional Contingent Claims as a Remaining Cost;

     (12) no Defaults or Events of Default under the Equipment Loan Agreement exist or are continuing (other than those Defaults and Events of Default set forth on Schedule 1 which are waived hereunder);

     (13) there are no defaults beyond any applicable grace or cure period with respect to any financing secured by the Sands Expo and Convention Center;

     (14) Sheldon G. Adelson has complied with all of the terms and conditions of that certain Subordination and Intercreditor Agreement (Trade Claims) (the "Adelson Subordination Agreement"), the form of which is attached hereto as Exhibit E, with respect to Adelson Trade Claims (as defined in the Adelson Subordination Agreement) and each Lender Party is an express third party beneficiary of the Adelson Subordination Agreement;

     (15) the Master Leases referred to in Section 8 of the FADAA Waiver to be entered into by Borrowers contains terms which are not less favorable to Borrowers and their Subsidiaries than would be obtainable in an arms length transaction, including economic terms consistent with the current rental market for comparable space in Las Vegas, Nevada; and

     (16) The Project is free of all Liens and encumbrances other than Permitted Liens.

Section 4.        CONDITIONS SUBSEQUENT

     Notwithstanding any of the provisions of this Agreement to the contrary, each of the conditions set forth in this Section 4 shall be satisfied in full on or before November 29, 1999 and the failure of one or more of the conditions set forth in this Section 4 to be satisfied on or before November 29, 1999 shall be deemed an Event of Default under the terms of the Equipment Loan Agreement and the Administrative Agent and the Lenders shall be entitled to exercise any and all available remedies:

     (a) execution and delivery of waivers of all presently uncured defaults and events of default under each of the Interim Mall Credit Agreement, the Bank Credit Agreement and Disbursement Agreement (collectively, the "Other Facility Waivers"), each substantially in the form of Exhibits D-1, D-2 and D-3 hereto, and delivery to Administrative Agent of an executed copy of each of the Other Facility Waivers;

     (b) the Company shall have caused the Project to be free of all Liens and encumbrances other than Permitted Liens, and the Title Insurer shall have issued endorsements insuring that the Project is free of all Liens and encumbrances other than Permitted Liens;

     (c) the Unallocated Contingency Balance shall equal or exceed the Required Minimum Contingency and Available Funds shall equal or exceed Remaining Costs after giving effect to the Additional Contingent Claims as a Remaining Cost (it being understood that the delivery of the certificate set forth in (d) below shall be deemed satisfaction of this condition);

     (d) Borrowers shall have certified to the Administrative Agent, in form and substance reasonably acceptable to Administrative Agent and Construction Consultant, that (i) the schedule to achieve Completion attached hereto as Exhibit B is accurate and complete and all conditions for Completion will be satisfied by November 12, 1999 and
          (ii) the Unallocated Contingency Balance equals or exceeds the Required Minimum Contingency and Available Funds equals or exceeds Remaining Costs after giving effect to the Additional Contingent Claims as a Remaining Cost and such certification shall set forth in detail the derivation of all such figures and calculations (setting forth in detail the sources for payment of all Remaining Costs and the sources of Available Funds);

     (e) the Construction Consultant shall have certified to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, that (i) the schedule to achieve Completion attached hereto as Exhibit B is reasonable and all conditions for Completion may be satisfied by November 12, 1999 and (ii) the Unallocated Contingency Balance equals or exceeds the Required Minimum Contingency and Available Funds equals or exceeds Remaining Costs after giving effect to the Additional Contingent Claims as a Remaining Cost and such certification shall set forth in detail the derivation of all such figures and calculations (setting forth in detail the sources for payment of all Remaining Costs and the sources of Available Funds);

     (f) the Borrowers shall have made the payment of principal and interest in full in respect of the Mortgage Notes and the Subordinated Notes due on or before November 15, 1999;

     (g) Borrowers shall have paid to the Lenders the fee described in Section 5 below;

     (h) delivery to the Administrative Agent of an estoppel certificate from the HVAC Provider in form and substance reasonably satisfactory to the Administrative Agent, stating that, as of the date of such certificate, (i) there are no uncured defaults, nor is the HVAC Provider aware of any condition or state of events that with the passage of time may result in a default, by the Company under the HVAC Services Agreement, the Construction Agency Agreement or the HVAC Ground Lease and (ii) such agreements remain in full force and effect;

     (i) delivery to Administrative Agent of an opinion or opinions of counsel to the Company in form and substance reasonably acceptable to the Administrative Agent; and

     (j) the Company shall have delivered to Administrative Agent, for the benefit of Lenders, revised financial projections covering the term of the Loans.

Section 5.        WAIVER; FEE

     (a) Prior to the effectiveness of this Agreement, in lieu of paying any default interest required by Section 1.7(e) of the Equipment Loan Agreement with respect to any Events of Default waived herein and as a condition to granting the waivers set forth herein, Borrowers agree to pay to each Lender a non-refundable fee of .25% of the outstanding principal amount of the Loans and unfunded commitment for such Lender. The fee obligation set forth herein is in addition to, and not in lieu of, all other fees owed to Agents or Lenders pursuant to any other document or agreement, including without limitation Section 11.4 of the Equipment Loan Agreement.

     (b) Upon effectiveness of the waivers provided for in Section 1 hereof, Lenders waive any requirement for the conversion of LIBOR Rate Loans to Base Rate Loans set forth in Section 1.7(d)(ii) of the Equipment Loan Agreement based on any Defaults and Events of Default waived hereunder and for the period of such waiver.

Section 6.        CERTAIN ADDITIONAL AGREEMENTS OF BORROWERS

     (a) the Borrowers agree that they shall not directly or indirectly make any payment to or for the benefit of Sheldon G. Adelson until the Additional Contingent Claims shall be finally determined and paid in full except for (i) payments made pursuant to and as permitted by the Adelson Subordination Agreement, (ii) payments made in respect of Sheldon G. Adelson's taxes, salary and as reimbursement for reasonable expenses, in each case, if and to the extent permitted under the Equipment Loan Agreement, and (iii) payments made to Affiliates that are required under the Cooperation Agreement or any other arm's length agreement entered into with an Affiliate, provided that nothing contained herein shall be deemed to permit any such payment to or for the benefit of Sheldon G. Adelson if such payment shall be otherwise prohibited or restricted under the Equipment Loan Agreement any other agreement or document;

     (b) Borrowers' failure to comply with any covenant hereunder shall constitute a default hereunder and an Event of Default under the Equipment Loan Agreement.

Section 7. ACKNOWLEDGEMENT AND CONSENT REGARDING MULTI-PARTY AGREEMENT REGARDING GRAND CANAL SHOPS MALL, LAS VEGAS NEVADA

     Lenders hereby acknowledge that Mall Construction Subsidiary and certain other parties have entered into that certain Multiparty Agreement Regarding Grand Canal Shops Mall, Las Vegas, Nevada, dated as of September 30, 1999, a true, correct and complete copy of which is attached hereto as Exhibit F (the "Mall Agreement"). Lenders hereby consent to (i) the consummation of the transactions contemplated by the Mall Agreement on the terms described therein,
(ii) the creation of New Mall Subsidiary (as defined in the Mall Agreement) as a wholly-owned Subsidiary of Mall Subsidiary, (iii) the creation of "Mall Inc. Subsidiary," (as defined in the Mall Agreement) (the "New Mall Manager") as a wholly-owned subsidiary of Mall Manager, and (iv) the transfer of a one percent interest in Mall Subsidiary and/or New Mall Subsidiary to New Mall Manager upon consummation of the transactions contemplated by the Mall Agreement and hereby waive any applicable provisions of the Equipment Loan Agreement to the extent necessary to permit consummation of such transactions and the ownership and operation of such companies after giving effect to the consummation of such transactions in accordance with the terms of the Mall Agreement. Borrowers and Lenders agree that the Equipment Loan Agreement is hereby amended effective immediately upon consummation of the transactions contemplated by the Mall Agreement to change the defined term "Mall Subsidiary" to mean "New Mall Subsidiary." Borrowers hereby covenant and agree that (i) until consummation of the transactions contemplated by the Mall Agreement, neither New Mall Subsidiary nor New Mall Manager will engage in any business or transactions except as expressly contemplated by the Mall Agreement, (ii) from and after consummation of the transactions contemplated by the Mall Agreement, (w) Grand Canal Shops Mall, LLC shall be bound by all of the covenants of the Equipment Loan Agreement applicable to Mall Direct Holdings and references to Mall Direct Holdings shall be deemed to include a reference to Grand Canal Shops Mall, LLC, (x) New Mall Manager shall be bound by all of the covenants of the Equipment Loan Agreement applicable to Mall Manager and references to Mall Manager shall be deemed to include a reference to New Mall Manager, (y) Grand Canal Shops Mall, LLC and Mall Direct Holdings will not engage in any business or transactions except (1) in the case of Grand Canal Shops Mall, LLC, ownership of equity in New Mall Subsidiary and the pledge of such equity to lenders to New Mall Subsidiary and
(2) in the case of Grand Canal Shops Mall Holding Company, LLC, ownership of equity interests in Grand Canal Shops Mall, LLC. Borrowers further represent and warrant that upon consummation of the transactions contemplated by the Mall Agreement, ownership of Mall Intermediate Holding Company, LLC, Grand Canal Shops Mall Holding Company, LLC, Grand Canal Shops Mall, LLC, New Mall Subsidiary, Grand Canal Shops Mall MM, Inc. and New Mall Manager shall be as set forth on Schedule 2 hereto and Borrowers agree (without limiting any other applicable restriction set forth herein or in the Equipment Loan Agreement) that from and after the consummation of the transactions contemplated by the Mall Agreement, no equity interests in Grand Canal Shops Mall, LLC or New Mall Manager shall be sold or transferred. The representations and covenants set forth herein shall be deemed to be representations and covenants set forth in the Equipment Loan Agreement and any material breach thereof shall constitute an Event of Default. Nothing set forth herein shall be deemed to constitute a waiver or modification of any of the Mall Release Conditions.

Section 8.        AMENDMENT TO SECTION 6.3 OF THE EQUIPMENT LOAN AGREEMENT

     Section 6.3 of the Equipment  Loan  Agreement is hereby amended by deleting
Section 6.3(q) and by adding the following new clauses (q) and (r):

     "(q) From and after the Completion Date,  Borrowers may incur  Indebtedness in an aggregate principal amount not to exceed $15,000,000 (plus any accrued and unpaid interest thereon added to principal) at any time outstanding ("Additional Indebtedness"), provided that (a) such Additional Indebtedness shall not be secured by, directly or indirectly, any Liens on any property or assets owned directly or indirectly by VCR or LVSI or any Subsidiary of VCR or LVSI or by any stock, securities, membership interest, partnership interest or other direct or indirect equity interests in VCR or LVSI or any Subsidiary of VCR or LVSI; (b) such Additional Indebtedness shall be subordinated to all Obligations under this Agreement and all Indebtedness under the Mortgage Notes Indenture, the Subordinated Notes Indenture and the Bank Credit Agreement (all of the documents and instruments described in this clause collectively, the "Superior Facilities") on terms reasonably acceptable to the Administrative Agent and no payments in respect thereof may be made or demanded prior to the payment in full of all Obligations (and further provided the principal of such Additional Indebtedness may not be paid back until all Obligations and all Indebtedness with respect to the Superior Facilities has been paid in full and this covenant of Borrowers shall survive the earlier termination of this Equipment Loan Agreement), other than payment of interest in kind provided that any instruments or documents evidencing such payments in kind contain the same terms and conditions as the Additional Indebtedness (provided that such subordination shall not prohibit the exchange of any note evidencing any such Additional Indebtedness or the exchange of the payment of any amounts under any such note in whole or in part for securities of any Borrower), provided that no Restricted Junior Payment may be made in respect of such securities; (c) prior to incurring any Additional Indebtedness all documents and instruments evidencing such Indebtedness shall be delivered to Administrative Agent and such documents and instruments shall (x) incorporate the terms set forth in the other clauses of this proviso and otherwise be in form and substance reasonably satisfactory to Administrative Agent (y) provide that the Lender Parties shall be third party beneficiaries of such documents and instruments and (z) contain provisions prohibiting any amendment, modification or waiver thereof binding on Borrowers or their Subsidiaries without the prior written consent of Administrative Agent (which consent shall not be unreasonably withheld) and (d) the Additional Indebtedness shall be permitted under the other Superior Facilities and all other agreements to which Sheldon G. Adelson and the Borrowers are a party, and prior to the incurrence thereof counsel to the Borrowers shall have delivered an opinion to the Lender Parties to that effect (with respect to the Superior Facilities only), in form and substance reasonably satisfactory (including reasonably satisfactory assumptions) to the Administrative Agent.

     (r)  Indebtedness,   not  to  exceed  $10,000,000  in  the  aggregate,  not
          permitted under any of the foregoing clauses (a) through (q), inclusive."

Section 9.        ACKNOWLEDGEMENT REGARDING FEES AND EXPENSES

     Borrowers hereby acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Agreement and the documents and transactions contemplated hereby, shall be for the account of the Borrowers and hereby agree that all such amounts, and any other amounts due and owing to such parties at that time, shall be promptly paid.


Section 10.       GOVERNING LAW

     THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Section 11.       COUNTERPARTS; EFFECTIVENESS

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by Requisite Lenders and each of the other parties hereto and receipt by Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  VENETIAN CASINO RESORT, LLC,
                  a Nevada limited liability company


                  By:    Las Vegas Sands, Inc., its managing member

                         By:   /s/ Daivd Friedman

                               ------------------------------
                              Name: Daivd Friedman

                                Title: Secretary

                  LAS VEGAS SANDS, INC., a Nevada corporation


                         By:   /s/
                               ------------------------------
                              Name: Daivd Friedman

                                Title: Secretary

                  GENERAL ELECTRIC CAPITAL CORPORATION,
                  as Administrative Agent

                      By:  /s/ Timothy Shanahan

                           ------------------------------
                             Name: Timothy Shanahan

                              Title: Vice President

                  GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                            By: /s/ Timothy Shanahan

                               ------------------------------
                             Name: Timothy Shanahan

                              Title: Vice President

                  GMAC COMMERCIAL MORTGAGE CORPORATION, as a Lender


                           By: /s/ John Hopkins

                               ------------------------------
                               Name: John Hopkins

                              Title: Vice President

                  BANCBOSTON LEASING INC., as a Lender


                              By: /s/ Patrick Kelly

                               ------------------------------
                               Name: Patrick Kelly

                               Title: Executive Vice President

                                   SCHEDULE 1

                         DEFAULTS AND EVENTS OF DEFAULT

1. The failure to remove any Liens resulting from the Construction Litigation that are not Permitted Liens in a timely manner, provided that all Liens have been removed or bonded over as of the date hereof and continue to be bonded over until removed (this waiver shall be effective with respect to any Lien that has been and continues to be bonded and insured over by the Title Insurer, notwithstanding the Company's failure to complete the legal procedure for having such Lien removed of record.)

2. A default by the Borrowers under any of the other Financing Agreements existing on or prior to the date hereof, provided that such default has been cured or waived as of the date hereof pursuant to a Other Facility Waiver.

3. A default under Section 8.1(l) of the Equipment Loan Agreement that has occurred because of any default under the Construction Management Agreement relating to or arising out of the Construction Litigation, provided that such waiver shall not extend beyond the Completion Date.

4. Any default under any of the Operative Documents arising out of or relating to any of the matters covered in 1-4 above to the extent such matters have been waived as of the date hereof.

5. Any default under Section 6.7 of the Equipment Loan Agreement by reason of any of the Additional Contingent Claims being deemed to be a Contingent Obligations, but only to the extent that such Additional Contingent Claims are being contested by the Borrowers in good faith. If such Additional Contingent Obligations become due and payable, the waivers contained in this Item 5 shall no longer be applicable.

6. Any default under Section 8.1(w)(vi) of the Equipment Loan Agreement that has occurred because the Construction Consultant has reasonably determined (based on its experience, familiarity and review of the Project and information and schedule provided to the Borrowers and the Construction Manager) that the Final Completion Date is not likely to occur within 75 days of the Outside Completion Date.

7. Any default under Section 8.1(x) of the Equipment Loan Agreement that has occurred because the Final Completion Date has failed to occur prior to the Outside Completion Date.

8. Any default under Section 6.23(e) of the Equipment Loan Agreement, provided that Completion is achieved on or before November 12, 1999.

9. Any default under Section 6.18(b) of the Equipment Loan Agreement with respect to all amendments to Financing Agreements set forth in the Other Facility Waivers.